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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 17, 2006.


                          BAYOU CITY EXPLORATION, INC.
             (Exact name of registrant as specified in its chapter)

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
                   Nevada                                0-277443                             61-1306702
             ----------------                            --------                             ----------
       (State or other jurisdiction                     (Commission                          (IRS Employer
             of incorporation                          File Number)                       Identification No.)


    10777 Westheimer Road, Suite 170                                                            77042
    --------------------------------                                                           -------
             Houston, Texas                                                                   (Zip Code)
             --------------
(Address of principal executive offices)

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        Registrant's telephone number, including area code (832) 358-3900
                                                           --------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

(a) Bayou City Exploration, Inc. (the "Company") issued warrants ("the Warrants') to purchase 13,750,000 shares of its common stock at $0.50 per share in connection with its private placement under Regulation S on December 31, 2004. Through June 30, 2006, 1,900,000 of the Warrants have been exercised. By unanimous consent resolution effective June 30, 2006, the Company extended the expiration date of the Warrants to October 31, 2006. All other provisions of the Warrants remain in effect. Issuance of the shares upon exercise of the Warrants is subject to compliance with the registration provisions of the Securities Act of 1933 (the "Act") or an exemption from registration under the Act.




ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Exhibits-Press release dated July 17, 2006 is attached as Exhibit 99.1.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 17, 2006

                                        BAYOU CITY EXPLORATION, INC.


                                        By:      /s/ Norman G. Haisler, Jr.
                                           -------------------------------
                                                 Norman G. Haisler, Jr.
                                                 Senior Vice President-Finance
                                                 and Chief Financial Officer